UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2008

Union Pacific Corporation

(Exact name of registrant as specified in its charter)

Utah	1-6075	13-2626465
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1400 Douglas Street, Omaha, Nebraska	68179
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code): (402) 544-5000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

Recent severe weather in the Midwest has adversely affected the operations of Union Pacific Railroad Company, the principal operating subsidiary of Union Pacific Corporation (the “Company”). The Company’s preliminary estimate is that the network outages and disruptions caused by the severe weather will reduce second quarter 2008 earnings by approximately $0.05 per diluted share. This reduction will likely drive the Company’s second quarter earnings toward the bottom half of the $0.90 to $0.98 per diluted share guidance range (as adjusted to reflect the Company’s recent stock split) originally provided by the Company in April.

Cautionary Statement

This current report on Form 8-K includes statements about the Company’s future that are not historical facts, including statements regarding the Company’s expectations regarding the impact of severe weather on its earnings per share during the second quarter. These statements are, or will be, forward-looking statements as defined by the Securities Act of 1933 and the Securities Exchange Act of 1934.

These forward-looking statements should not be read as a guarantee of future results and are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in the statements, including additional severe weather and flooding that may further disrupt operations or hinder recovery efforts and the actual outcome and timing of recovery efforts. Other risks and uncertainties that also could affect the future results of the Company and its subsidiaries and cause the results or other outcomes to differ materially from those expressed or implied in the forward looking statements include risk factors identified in the Company’s filings with the SEC. Information regarding risk factors and other cautionary information are available in the Company’s Annual Report on Form 10-K for 2007, which was filed with the SEC on February 28, 2008. The Company updates information regarding risk factors if circumstances require such updates in its periodic reports on Form 10-Q and its subsequent Annual Reports on Form 10-K (or such other reports that may be filed with the SEC).

Forward-looking statements speak only as of, and are based only upon information available on, the date the statements were made. The Corporation assumes no obligation to update forward-looking information to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information. If the Corporation does update one or more forward-looking statements, no inference should be drawn that the Corporation will make additional updates with respect thereto or with respect to other forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 17, 2008

UNION PACIFIC CORPORATION

By:	/s/ J. Michael Hemmer
J. Michael Hemmer
Senior Vice President – Law and General Counsel